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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (Date of earliest event reported): JULY 16, 1998



                              EVI WEATHERFORD, INC.
               (Exact name of registrant as specified in charter)


                      DELAWARE                         1-13086                            04-2515019
              (State of Incorporation)          (Commission File No.)        (I.R.S. Employer Identification No.)



            5 POST OAK PARK, SUITE 1760,
                   HOUSTON, TEXAS                                                         77027-3415
      (Address of Principal Executive Offices)                                            (Zip Code)


                        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (713) 297-8400


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                         EXHIBIT INDEX APPEARS ON PAGE 4


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ITEM 5.   OTHER EVENTS.

EARNINGS RELEASE

         On July 16, 1998, EVI Weatherford, Inc., a Delaware corporation (the "Company"), announced its earnings for the quarter ended June 30, 1998. A copy of the press release announcing the Company's earnings for the quarter ended June 30, 1998, is filed as Exhibit 99.1 and is hereby incorporated herein by reference.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.

          99.1 Press release of the Company dated July 16, 1998, announcing the Company's earnings for the quarter ended June 30, 1998.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              EVI WEATHERFORD, INC.



Dated: July 16, 1998                       /s/ Frances R. Powell
                                    --------------------------------------------
                                             Frances R. Powell
                                         Vice President, Accounting
                                              and Controller


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                                INDEX TO EXHIBITS



  Number                           Exhibit
  ------                           -------
   99.1 Press release of the Company dated July 16, 1998, announcing the Company's earnings for the quarter ended June 30, 1998.


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